UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21343

Western Asset Emerging Markets Debt Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1.          REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Western Asset Emerging Markets Debt Fund Inc.

(ESD)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. High current income is a secondary investment objective.

What’s inside

Letter from chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Report of independent registered public accounting firm	31

Additional information	32

Annual chief executive officer and chief financial officer certifications	38

Dividend reinvestment plan	39

Important tax information	41

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (Western Singapore) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Western Asset Emerging Markets Debt Fund Inc.	I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the twelve months ended October 31, 2009, both short- and long-term Treasury yields experienced periods of heightened volatility. When the period began, two- and ten-year Treasury yields were 1.56% and 4.01%, respectively. The ongoing fallout from the issues related to the subprime mortgage market, the credit crisis, forced selling by leveraged investors and a lack of liquidity triggered several “flights to quality.” During these periods, Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on April 30, 2009, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.90% and 3.41%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended October 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 13.79%.

The high-yield bond market produced very strong results for the twelve months ended October 31, 2009. After generating extremely poor results in November 2008, the asset class posted positive returns during ten of the last eleven months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic

II	Western Asset Emerging Markets Debt Fund Inc.

data and strong investor demand. All told, over the twelve months ended October 31, 2009, the Citigroup High Yield Market Indexviii returned 45.26%.

After falling sharply in the fall of 2008 (prior to the beginning of the reporting period), emerging market debt prices rallied sharply—posting positive returns during eleven of the twelve months of the reporting period. This was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended October 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 39.64%.

Special shareholder notice

On September 14, 2009, Western Asset Emerging Markets Debt Fund Inc. announced the completion of the merger with Western Asset Emerging Markets Floating Rate Fund Inc. Effective prior to the opening of business on September 14, 2009, shareholders of Western Asset Emerging Markets Floating Rate Fund Inc. (which previously traded on the New York Stock Exchange under the symbol “EFL”) became shareholders of Western Asset Emerging Markets Debt Fund Inc.

Each share of common stock of Western Asset Emerging Markets Floating Rate Fund Inc. converted into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of Western Asset Emerging Markets Debt Fund Inc. based on the net asset value (“NAV”)x per share of each Fund calculated at the close of business on Friday, September 11, 2009. Western Asset Emerging Markets Debt Fund Inc. reported an NAV of $18.92 and Western Asset Emerging Markets Floating Rate Fund Inc. reported an NAV of $11.98 as of the close of business on Friday, September 11, 2009. The conversion ratio was calculated at 0.632910 common shares of Western Asset Emerging Markets Debt Fund Inc. for each common share of Western Asset Emerging Markets Floating Rate Fund Inc. Western Asset Emerging Markets Debt Fund Inc. did not issue any fractional shares to Western Asset Emerging Markets Floating Rate Fund Inc. shareholders. In lieu thereof, Western Asset Emerging Markets Debt Fund Inc. purchased all fractional shares at the current NAV and remitted the cash proceeds to former Western Asset Emerging Markets Floating Rate Fund Inc. shareholders in proportion to their fractional shares.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst

Western Asset Emerging Markets Debt Fund Inc.	III

Letter from the chairman continued

of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

IV	Western Asset Emerging Markets Debt Fund Inc.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

v

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

Western Asset Emerging Markets Debt Fund Inc.	V

(This page intentionally left blank.)

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return. High current income is a secondary investment objective. The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. In selecting investments for the Fund, we use a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. We also make an assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the emerging markets debt market.

After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio. In selecting foreign and emerging market issuer debt for investment, we consider the economic and political conditions within the issuer’s country, overall and external debt levels and debt service ratios, access to capital markets and debt service payment history.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s fiscal year began not long after the September 2008 bankruptcy of Lehman Brothers and, as such, market conditions throughout the first half of the fiscal year were very tumultuous, as sovereign and supranational entities worldwide struggled to stabilize the reeling global financial system. The cumulative effect of these actions eventually proved enough and, consequently, the outlook for global growth began to improve, aided first by strength in the Asian manufacturing sector.

In coincidence with these signs of stabilization in the real economy, investor risk aversion began to abate, leading to a strong rally across all spread sectors, including emerging markets.

Emerging market debt generated exceptionally strong results during the fiscal year. The fiscal and monetary reforms undertaken by many developing

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	1

Fund overview continued

nations in the early part of the decade, as well as the sector’s position as net creditor to the developed world, put many of the countries in the emerging universe in a fiscally and monetarily flexible position to respond to the financial crisis and, as a result, recover from it more quickly than their developed counterparts. From a fundamental standpoint, this helped drive spreads meaningfully tighter from the wide levels seen at the end of 2008. In conjunction with this, risk aversion began to abate as global economic conditions improved. The steady inflows into the asset class resulting from this provided a supportive technical backdrop for emerging market bond prices throughout most of the fiscal year. Collectively, these fundamental and technical factors helped emerging market debt prices to increase meaningfully from the depressed levels seen in the early fall of 2008. During the twelve months ended October 31, 2009, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i, posted positive returns in eleven of the twelve months and gained 39.64% during the fiscal year.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. At the start of the fiscal year, we were in the process of reducing the Fund’s non-U.S. dollar exposure due to extreme volatility in the foreign currency markets, the consequent uncertain outlook on forward foreign currency rates, and the relative attractiveness of hard currency debt, which remained at depressed levels following Lehman’s bankruptcy. In return, we initiated an investment program targeting hard currency exposure from Russian corporate, sovereign and quasi-sovereign issuers, with the bulk of investments focused on buying sovereign bonds and bonds in the quasi-sovereign Energy sector. Through the first half of the fiscal year, the Fund maintained a sizeable balance in cash. As signs of stabilization continued to emerge in the second half of the fiscal year, the new issue market began to re-open. The Fund’s cash position was used as a means to take advantage of this, investing in an array of high-quality corporate and quasi-sovereign new issues that served to diversify the Fund’s portfolio geographically, as well as across sectors/issuers. With spreads in Russia having, to a large extent, normalized by the fourth quarter of the fiscal year, this overweight was reduced in favor of increased exposure to higher-quality issuers from other countries, particularly in Malaysia and Brazil.

The Fund used interest rate swaps to fine-tune its exposure in Brazil and credit default swaps to gain additional exposure to certain issues in Russia and Kazakhstan. We also used U.S. Treasury futures to manage the Fund’s durationii. These derivative positions did not materially impact the Fund’s performance. The Fund employed currency contracts to gain exposure to the

2	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

Russian ruble in the first quarter of the fiscal year. As mentioned above, we rotated out of this exposure as the fiscal year progressed. We maintained our exposure to the Brazilian real throughout the course of the year, gradually reducing exposure as the currency continued to rally into the second half of the fiscal year. The net effect of our foreign currency exposure was also immaterial to the Fund’s performance.

Performance review

For the twelve months ended October 31, 2009, Western Asset Emerging Markets Debt Fund Inc. returned 51.51% based on its net asset value (“NAV”)iii and 62.47% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 39.64% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averageiv returned 48.03% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.58 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$19.39 (NAV)	51.51%
$16.26 (Market Price)	62.47%

All figures represent past performance and are not a guarantee of future results. The performance stated may have been due to extraordinary market conditions, which may not be sustainable over longer periods.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund significantly outperformed its benchmark during the reporting period. The largest contributors to the Fund’s relative performance were its overweight position and security selection in Russia. Within Russia, we emphasized securities in the Energy and Banking sectors. Rising oil prices and improving economic conditions in the country helped these holdings to perform very well during the reporting period. The next largest contributor was the Fund’s exposure to the Brazilian local interest rate market and the real. Brazilian interest rates fell sharply as its central bank cut rates. In

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	3

Fund overview continued

terms of its currency, the real declined approximated 40% in the wake of the September 2008 bankruptcy of Lehman Brothers. We maintained the Fund’s position, as we believed it was oversold. The Brazilian real subsequently rallied and our position generated strong results for the Fund during the reporting period as a whole. Our underweight position to the Philippines was beneficial as well, as it lagged the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s exposure to cash. Our cash position was elevated during the reporting period given periods of market illiquidity. In addition, we were selective in terms of the securities in which to allocate the Fund’s cash. Having an exposure to cash was a drag on performance, given the benchmark’s strong results and the low yields available from short-term money market instruments. The Fund’s exposure to several banks in Kazakhstan also detracted from performance as they were severely impacted by the credit crisis. We subsequently eliminated this exposure in the spring of 2009 at a loss.

Looking for additional information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XESDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2009

4	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of total investments) as of October 31, 2009 were: Sovereign Bonds (47.5%), Corporate Bonds & Notes (46.4%), Short-Term Investments (5.5%), Collateralized Senior Loans (0.5%) and Warrants (0.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Like any investment, there is a risk of loss; you may not be able to sell the shares of the Fund for the same amount that you purchased them. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†    The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

6	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

Schedule of investments

October 31, 2009

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 47.5%
		Argentina — 4.1%
		Republic of Argentina:
2,000,000	EUR	9.250% due 10/21/02(a)	$1,101,628
5,000,000	DEM	10.250% due 2/6/03(a)	1,507,033
1,425,000	EUR	9.000% due 6/20/03(a)	808,536
1,000,000	EUR	9.500% due 3/4/04(a)	582,131
5,000,000	DEM	7.000% due 3/18/04(a)	1,459,938
2,000,000	EUR	8.500% due 7/1/04(a)	1,128,008
2,000,000	EUR	10.000% due 1/7/05(a)	1,186,369
1,000,000	EUR	8.000% due 2/26/08(a)	576,605
3,200,000	ARS	8.125% due 4/21/08(a)	1,827,450
1,200,000	EUR	9.000% due 7/6/10(a)	674,241
8,271,000		7.000% due 9/12/13	6,843,334
1,040,135		Discount Notes, 8.280% due 12/31/33	741,096
		GDP Linked Securities:
4,825,000	EUR	1.262% due 12/15/35(b)	462,205
4,205,000		1.330% due 12/15/35(b)	323,785
27,105,123	ARS	1.383% due 12/15/35(b)	493,475
		Medium-Term Notes:
525,000	EUR	8.750% due 2/4/03(a)	306,586
5,000,000,000	ITL	7.000% due 3/18/04(a)	1,379,545
2,000,000	EUR	7.000% due 3/18/04(a)	1,142,157
1,000,000	EUR	9.250% due 7/20/04(a)	563,710
2,000,000	EUR	8.125% due 10/4/04(a)	1,105,313
		Total Argentina	24,213,145
		Brazil — 5.4%
		Brazil Nota do Tesouro Nacional:
2,003,000	BRL	10.000% due 7/1/10	1,145,613
48,618,000	BRL	10.000% due 1/1/12	26,777,937
3,332,000		Federative Republic of Brazil, 7.125% due 1/20/37	3,856,790
		Total Brazil	31,780,340
		Colombia — 4.3%
		Republic of Colombia:
13,249,000		7.375% due 9/18/37	14,739,513
8,945,000		Senior Notes, 7.375% due 3/18/19	10,161,520
		Total Colombia	24,901,033
		Gabon — 0.6%
3,277,000		Gabonese Republic, 8.200% due 12/12/17(c)	3,395,791

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	7

Schedule of investments continued

October 31, 2009

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Indonesia — 2.7%
		Republic of Indonesia:
16,432,000,000	IDR	10.250% due 7/15/22	$1,712,698
34,333,000,000	IDR	11.000% due 9/15/25	3,715,302
31,685,000,000	IDR	10.250% due 7/15/27	3,227,268
37,732,000,000	IDR	9.750% due 5/15/37	3,605,243
3,230,000		Senior Bonds, 6.875% due 1/17/18(c)	3,439,950
		Total Indonesia	15,700,461
		Mexico — 3.4%
		United Mexican States, Medium-Term Notes:
3,774,000		5.625% due 1/15/17	3,934,395
7,730,000		8.000% due 9/24/22	9,546,550
6,508,000		6.050% due 1/11/40	6,566,572
		Total Mexico	20,047,517
		Panama — 3.4%
		Republic of Panama:
4,638,000		7.250% due 3/15/15	5,182,965
6,090,000		9.375% due 4/1/29	8,312,850
6,312,000		6.700% due 1/26/36	6,659,160
		Total Panama	20,154,975
		Peru — 3.2%
		Republic of Peru:
4,402,000		8.750% due 11/21/33	5,766,620
2,846,000		6.550% due 3/14/37	2,974,070
		Global Senior Bonds:
1,295,000		8.375% due 5/3/16	1,563,713
6,000,000		7.350% due 7/21/25	6,915,000
1,350,000		Senior Notes, 7.125% due 3/30/19	1,539,000
		Total Peru	18,758,403
		Russia — 5.7%
		Russian Federation:
49,466		8.250% due 3/31/10(c)	50,906
105,000		11.000% due 7/24/18(c)	148,838
404,000		12.750% due 6/24/28(c)	707,040
28,806,300		7.500% due 3/31/30(c)	32,337,952
		Total Russia	33,244,736
		Turkey — 8.3%
		Republic of Turkey:
6,800,000		11.875% due 1/15/30	11,050,000
32,802,000		Notes, 6.875% due 3/17/36	33,212,025

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Turkey — 8.3% continued
	Senior Notes:
1,240,000	7.500% due 7/14/17	$1,390,350
2,500,000	7.500% due 11/7/19	2,831,250
	Total Turkey	48,483,625
	United Arab Emirates — 0.3%
1,590,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(c)	1,710,951
	Venezuela — 6.1%
	Bolivarian Republic of Venezuela:
1,959,000	8.500% due 10/8/14	1,679,843
24,523,000	5.750% due 2/26/16(c)	16,614,332
7,220,000	7.000% due 12/1/18(c)	4,837,400
1,674,000	7.650% due 4/21/25	1,025,325
	Collective Action Securities:
10,661,000	9.375% due 1/13/34	7,755,877
3,850,000	Notes, 10.750% due 9/19/13	3,686,375
	Total Venezuela	35,599,152
	TOTAL SOVEREIGN BONDS (Cost — $266,559,217)	277,990,129
COLLATERALIZED SENIOR LOANS — 0.5%
	United States — 0.5%
	Ashmore Energy International:
327,637	Synthetic Revolving Credit Facility, 3.288% due 3/30/14(b)	303,884
2,789,908	Term Loan, 4.220% due 3/30/14(b)	2,587,639
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,866,587)	2,891,523
CORPORATE BONDS & NOTES — 46.4%
	Brazil — 7.0%
	Centrais Eletricas Brasileiras SA, Senior Notes:
2,785,000	6.875% due 7/30/19(c)	2,931,212
2,740,000	6.875% due 7/30/19(c)	2,883,850
	Globo Communicacoes e Participacoes SA:
3,833,000	Bonds, 7.250% due 4/26/22(c)	3,986,320
190,000	Senior Bonds, 7.250% due 4/26/22(c)	197,600
	GTL Trade Finance Inc.:
1,600,000	7.250% due 10/20/17(c)	1,656,000
2,329,000	Senior Notes, 7.250% due 10/20/17(c)	2,410,515
1,450,000	NET Servicos de Comunicacao SA, Bonds, 7.500% due 1/27/20(c)	1,437,312
940,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(c)	958,800

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	9

Schedule of investments continued

October 31, 2009

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Brazil — 7.0% continued
	Vale Overseas Ltd., Notes:
3,650,000	8.250% due 1/17/34	$4,303,376
19,986,000	6.875% due 11/21/36	20,157,880
	Total Brazil	40,922,865
	Cayman Islands — 1.5%
3,580,000	Odebrecht Finance Ltd., Senior Notes, 7.000% due 4/21/20(c)	3,401,000
5,535,000	Petrobras International Finance Co., Senior Notes, 6.875% due 1/20/40	5,557,140
	Total Cayman Islands	8,958,140
	Chile — 1.3%
3,450,000	Celulosa Arauco y Constitucion SA, Senior Notes, 7.250% due 7/29/19(c)	3,760,890
3,678,000	Enersis SA, Notes, 7.375% due 1/15/14	4,079,623
	Total Chile	7,840,513
	China — 0.3%
1,550,000	Galaxy Entertainment Finance Co., Ltd., Senior Notes, 6.218% due 12/15/10(b)(c)	1,526,750
	Colombia — 1.5%
3,940,000	Ecopetrol SA, Senior Notes, 7.625% due 7/23/19	4,314,300
	EEB International Ltd.:
880,000	8.750% due 10/31/14(c)	946,000
1,750,000	Senior Bonds, 8.750% due 10/31/14(c)	1,881,250
1,320,000	Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19(c)	1,432,200
	Total Colombia	8,573,750
	India — 0.2%
	ICICI Bank Ltd., Subordinated Bonds:
820,000	6.375% due 4/30/22(b)(c)	702,247
740,000	6.375% due 4/30/22(b)(c)	634,636
	Total India	1,336,883
	Ireland — 1.1%
6,305,000	VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(c)	6,519,105
	Kazakhstan — 1.9%
10,630,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(c)	11,255,425
	Luxembourg — 0.1%
540,000	TNK-BP Finance SA, Senior Notes, 6.875% due 7/18/11(c)	559,575
	Malaysia — 3.8%
	Petronas Capital Ltd.:
19,560,000	5.250% due 8/12/19(c)	19,824,099
2,556,000	5.250% due 8/12/19(c)	2,560,683
	Total Malaysia	22,384,782

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Mexico — 8.9%
7,890,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	$8,166,978
	Axtel SAB de CV, Senior Notes:
14,637,000	7.625% due 2/1/17(c)	14,271,075
607,000	7.625% due 2/1/17(c)	593,343
2,950,000	Grupo Televisa SA, Senior Notes, 6.625% due 3/18/25	2,947,324
440,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	451,000
25,061,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	24,513,768
1,170,000	Petroleos Mexicanos, Notes, 8.000% due 5/3/19	1,348,425
	Total Mexico	52,291,913
	Qatar — 1.4%
	Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds:
4,020,000	5.500% due 9/30/14(c)	4,309,995
3,626,000	6.750% due 9/30/19(c)	3,988,034
	Total Qatar	8,298,029
	Russia — 12.2%
	Evraz Group SA, Notes:
2,320,000	8.875% due 4/24/13(c)	2,256,200
2,200,000	8.875% due 4/24/13(c)	2,164,250
1,250,000	9.500% due 4/24/18(c)	1,237,500
	LUKOIL International Finance BV:
8,272,000	6.656% due 6/7/22(c)	7,817,040
2,091,000	Notes, 6.356% due 6/7/17(c)	2,017,815
	RSHB Capital, Loan Participation Notes:
11,040,000	Notes, 9.000% due 6/11/14(c)	12,323,952
	Secured Notes:
4,230,000	7.175% due 5/16/13(c)	4,425,849
10,700,000	7.125% due 1/14/14(c)	11,181,500
4,630,000	7.125% due 1/14/14(c)	4,841,128
130,000	Senior Notes, 6.299% due 5/15/17(c)	127,400
	Senior Secured Notes:
2,265,000	7.175% due 5/16/13(c)	2,378,250
6,488,000	6.299% due 5/15/17(c)	6,423,120
	TNK-BP Finance SA:
2,593,000	6.625% due 3/20/17(c)	2,479,686
	Senior Notes:
2,657,000	7.500% due 3/13/13(c)	2,759,959
3,270,000	7.500% due 7/18/16(c)	3,329,285
2,290,000	7.500% due 7/18/16(c)	2,318,625
490,000	7.875% due 3/13/18(c)	498,575

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	11

Schedule of investments continued

October 31, 2009

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Russia — 12.2% continued
1,124,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(c)	$1,142,265
1,820,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(c)	1,876,875
		Total Russia	71,599,274
		Thailand — 2.4%
		True Move Co., Ltd.:
1,210,000		10.750% due 12/16/13(c)	1,161,600
4,240,000		10.375% due 8/1/14(c)	3,985,600
9,140,000		Notes, 10.750% due 12/16/13(c)	8,774,400
		Total Thailand	13,921,600
		Trinidad and Tobago — 0.5%
2,670,000		Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19(c)	3,043,800
		United Kingdom — 2.2%
91,819,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10(b)	2,309,064
		Vedanta Resources PLC, Senior Notes:
1,000,000		6.625% due 2/22/10(c)	1,000,000
9,280,000		8.750% due 1/15/14(c)	9,303,200
		Total United Kingdom	12,612,264
		United States — 0.1%
411,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	442,438
		TOTAL CORPORATE BONDS & NOTES (Cost — $259,590,992)	272,087,106
WARRANTS
WARRANTS — 0.1%
11,745		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $364,095)	311,242
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $529,380,891)	553,280,000
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 5.5%
		U.S. Government Agencies — 0.2%
		Federal National Mortgage Association (FNMA), Discount Notes:
1,129,000		0.401% due 1/25/10(d)(e)(f)	1,128,935
32,000		0.290% due 1/27/10(d)(f)	31,998
		Total U.S. Government Agencies (Cost — $1,159,911)	1,160,933
		U.S. Government Obligation — 1.2%
7,000,000		U.S. Treasury Bills, 0.165% due 4/29/10(f) (Cost — $6,994,257)	6,994,806

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Repurchase Agreement — 4.1%
23,901,000

Morgan Stanley tri-party repurchase agreement dated 10/30/09, 0.050% due 11/2/09; Proceeds at maturity — $23,901,100; (Fully collateralized by U.S. government agency obligations, 2.370% to 3.170% due 4/8/13 to 9/15/14; Market value — $24,552,725) (Cost — $23,901,000)

		$ 23,901,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $32,055,168)	32,056,739
	TOTAL INVESTMENTS — 100.0% (Cost — $561,436,059#)	$585,336,739

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	The coupon payment on these securities is currently in default as of October 31, 2009.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(f)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $562,685,498.

Abbreviations used in this schedule:
ARS	– Argentine Peso
BRL	– Brazilian Real
DEM	– German Mark
EUR	– Euro
GDP	– Gross Domestic Product
IDR	– Indonesian Rupiah
ITL	– Italian Lira
OJSC	– Open Joint Stock Company
RUB	– Russian Ruble

SUMMARY OF INVESTMENTS BY SECTOR**

Sovereign bonds	47.5%
Energy	16.0
Financials	10.0
Telecommunication services	7.9
Materials	7.6
Utilities	2.4
Industrials	1.5
Consumer discretionary	1.5
Warrants	0.1
Short-term investments	5.5
100.0%

** As a percentage of total investments. Please note that Fund holdings are as of October 31, 2009 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	13

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $561,436,059)	$585,336,739
Foreign currency, at value (Cost — $1,922,179)	1,814,134
Cash	219
Dividends and interest receivable	10,780,258
Receivable for open swap contracts	580,953
Receivable for securities sold	508,958
Receivable from broker — variation margin on open futures contracts	437,078
Prepaid expenses	11,698
Total Assets	599,470,037
LIABILITIES:
Payable for securities purchased	1,912,349
Payable for open swap contracts	562,186
Investment management fee payable	435,355
Unrealized depreciation on swaps	211,654
Directors’ fees payable	3,875
Accrued expenses	283,093
Total Liabilities	3,408,512
TOTAL NET ASSETS	$596,061,525
NET ASSETS:
Par value ($0.001 par value; 30,738,355 shares issued and outstanding; 100,000,000 shares authorized)	$ 30,738
Paid-in capital in excess of par value	587,965,291
Undistributed net investment income	3,800,823
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(20,653,246)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	24,917,919
TOTAL NET ASSETS	$596,061,525
Shares Outstanding	30,738,355
Net Asset Value	$19.39

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

Statement of operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:
Interest	$ 40,471,615
Dividends	70,470
Less: Foreign taxes withheld	(104,831)
Total Investment Income	40,437,254
EXPENSES:
Investment management fee (Note 2)	3,983,023
Excise tax (Note 1)	285,251
Shareholder reports	244,516
Legal fees	230,177
Directors’ fees	141,460
Custody fees	127,459
Reorganization fees	95,200
Audit and tax	71,910
Transfer agent fees	60,269
Stock exchange listing fees	20,304
Insurance	12,243
Miscellaneous expenses	14,009
Total Expenses	5,285,821
NET INVESTMENT INCOME	35,151,433
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(19,561,367)
Futures contracts	(1,469,912)
Swap contracts	476,309
Foreign currency transactions	(1,428,389)
Net Realized Loss	(21,983,359)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	178,576,614
Futures contracts	1,276,365
Swap contracts	(176,195)
Foreign currencies	1,327,960
Change in Net Unrealized Appreciation/Depreciation	181,004,744
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	159,021,385
INCREASE IN NET ASSETS FROM OPERATIONS	$194,172,818

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	15

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:
Net investment income	$ 35,151,433	$ 35,614,538
Net realized gain (loss)	(21,983,359)	8,369,087
Change in net unrealized appreciation/depreciation	181,004,744	(190,738,275)
Increase (Decrease) in Net Assets From Operations	194,172,818	(146,754,650)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(42,315,450)	(28,446,844)
Net realized gains	(2,595,007)	(18,609,771)
Decrease in Net Assets From Distributions to Shareholders	(44,910,457)	(47,056,615)
FUND SHARE TRANSACTIONS (NOTE 6):
Net assets of shares issued in connection with merger (2,728,560 shares issued)	51,626,346	—
Cost of aggregate fractional shares repurchased (95 aggregate fractional shares)	(1,806)	—
Increase in Net Assets From Fund Share Transactions	51,624,540	—
INCREASE (DECREASE) IN NET ASSETS	200,886,901	(193,811,265)
NET ASSETS:
Beginning of year	395,174,624	588,985,889
End of year*	$596,061,525	$ 395,174,624
* Includes undistributed net investment income of:	$3,800,823	$17,796,092

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

	2009	2008[1]	2007	2006[1]	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$14.11	$21.03	$20.87	$20.92	$18.94
INCOME (LOSS) FROM OPERATIONS:
Net investment income	1.20	1.27	1.24	1.12	1.49
Net realized and unrealized gain (loss)	5.66	(6.51)	0.71	1.06	2.21
Total income (loss) from operations	6.86	(5.24)	1.95	2.18	3.70
LESS DISTRIBUTIONS FROM:
Net investment income	(1.49)	(1.02)	(1.10)	(1.06)	(1.72)
Net realized gains	(0.09)	(0.66)	(0.69)	(1.18)	—
Total distributions	(1.58)	(1.68)	(1.79)	(2.24)	(1.72)
Increase in Net Asset Value due to adjustment of initial offering costs	—	—	—	0.01	—
NET ASSET VALUE, END OF YEAR	$19.39	$14.11	$21.03	$20.87	$20.92
MARKET PRICE, END OF YEAR	$16.26	$11.28	$18.12	$17.85	$17.70
Total return, based on NAV[2,3]	51.51%	(26.82)%	9.84%	11.16%	20.43%
Total return, based on Market Price[3]	62.47%	(31.08)%	12.10%	14.11%	2.52%
NET ASSETS, END OF YEAR (000s)	$596,062	$395,175	$588,986	$584,437	$586,082
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.13%[4]	1.36%[4]	1.25%[5]	1.02%	1.81%
Gross expenses, excluding interest expense	1.13 [4]	1.25 [4]	1.04 [5]	0.95	1.19
Net expenses	1.13 [4]	1.36 [4]	1.25 [5,6]	1.02 [6]	1.81
Net expenses, excluding interest expense	1.13 [4]	1.25 [4]	1.04 [5,6]	0.95 [6]	1.19
Net investment income	7.50	6.44	6.00	5.48	7.45
PORTFOLIO TURNOVER RATE	49%	38%	85%	72%	84%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results
4

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would have both been 1.11% for the year ended October 31, 2009 and would have been 1.35% and 1.24%, respectively, for the year ended October 31, 2008.

5

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would not have changed for the year ended October 31, 2007.

6	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	17

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. High current income is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

18	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Sovereign bonds	—	$277,990,129	—	$277,990,129
Collateralized senior loans	—	2,891,523	—	2,891,523
Corporate bonds & notes	—	272,087,106	—	272,087,106
Warrants	—	311,242	—	311,242
Total long-term investments	—	553,280,000	—	553,280,000
Short-term investments†		32,056,739		32,056,739
Total investments	—	585,336,739	—	585,336,739
Other financial instruments:
Futures contracts	$1,276,365	—	—	1,276,365
Interest rate swaps‡	—	(211,654)	—	(211,654)
Total other financial instruments	1,276,365	(211,654)	—	1,064,711
Total	$1,276,365	$585,125,085	—	$586,401,450

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	19

Notes to financial statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	SOVEREIGN BONDS	WARRANTS	TOTAL
Balance as of October 31, 2008	$ 15,239,103	$ 369,968	$ 15,609,071
Accrued premiums/discounts	157,785	—	157,785
Realized gain/(loss)[1]	(377,031)	—	(377,031)
Change in unrealized appreciation (depreciation)[2]	10,408,977	(58,725)	10,350,252
Net purchases (sales)	(1,956,753)	—	(1,956,753)
Net transfers in and/or out of Level 3	(23,472,081)	(311,243)	(23,783,324)
Balance as of October 31, 2009	—	—	—
Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009	—	—	—

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value

20	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	21

Notes to financial statements continued

assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject

22	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	23

Notes to financial statements continued

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of October 31, 2009, the Brazil CETIP Interbank Deposit (CDI) rate was 8.62%.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

24	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	25

Notes to financial statements continued

made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $751,004 of Federal excise taxes attributable to calendar year 2008 in March 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$ 380,452	—	$(380,452)
(b)	(7,190,066)	$7,190,066	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and non-deductible cost paid in connection with the reorganization discussed in Note 6.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. (“Western Singapore”) serves as an additional subadviser to the Fund, under an additional subadvisory agreement with Western Asset. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus proceeds of any outstanding borrowings.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain

26	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by each subadviser.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$222,262,511
Sales	205,730,964

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 42,184,167
Gross unrealized depreciation	(19,532,926)
Net unrealized appreciation	$ 22,651,241

At October 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	491	12/09	$56,960,838	$58,237,203	$1,276,365

At October 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT†	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse	$10,229,627	1/2/12	BRL - CDI	10.560%	—	$ (82,077	)*
Credit Suisse	14,805,077	1/2/12	BRL - CDI	10.510%	—	(129,577	)*
Net unrealized depreciation on open swap contracts						$(211,654)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.
‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	27

Notes to financial statements continued

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$1,276,365	—	$1,276,365

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts[3]	$(211,654)	—	$(211,654)

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$(1,469,912)	—	$(1,469,912)
Swap contracts	18,767	—	18,767
Total	$(1,451,145)	—	$(1,451,145)

28	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$1,780,793	—	$1,780,793
Swap contracts	(211,654)	—	(211,654)
Total	$1,569,139	—	$1,569,139

During the year ended October 31, 2009, the Fund had average market value of $31,183,811 in futures contracts (to buy) and average notional balance in interest rate swap contracts of $9,628,732.

As of October 31, 2009, the Fund did not have any forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection). During the year ended October 31, 2009 the Fund had average market values of $744,398 and $368,089 in forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, and average notional balances of $745,385 and $1,404,615 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively.

5. Distributions subsequent to October 31, 2009

On August 13, 2009, the Board of Directors of the Fund (the “Board”) declared a distribution in the amount of $0.12 per share payable on November 27, 2009 to shareholders of record on November 20, 2009. On November 16, 2009, the Fund’s Board declared three dividends, each in the amount of $0.12 per share, payable on December 28, 2009, January 29, 2010 and February 26, 2010 to shareholders of record on December 18, 2009, January 22, 2010 and February 19, 2010.

6. Transfer of net assets

On September 11, 2009, the Fund acquired the assets and certain liabilities of Western Asset Emerging Markets Floating Rate Fund Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Western Asset Emerging Markets Floating Rate Fund Inc.	2,728,560	$51,626,346	$529,967,894

As part of the reorganization, shareholders of the Acquired Fund received 0.632910 shares of the Fund’s shares. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	29

Notes to financial statements continued

purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $201,816, accumulated net realized loss of $4,731,572 and undistributed net investment loss of $21,638. Total net assets of the Fund immediately after the transfer were $581,594,240. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

7. Income tax Information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$42,315,450	$31,270,241
Net long-term capital gains	2,595,007	15,786,374
Total Taxable Distributions	$44,910,457	$47,056,615

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,924,649
Capital loss carryforward*	(18,127,442)
Other book/tax temporary differences(a)	(1,400,191)
Unrealized appreciation/(depreciation)(b)	23,668,480
Total accumulated earnings / (losses) — net	$8,065,496

*            As of October 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2015	$ (1,752,928)
10/31/2016	(2,846,346)
10/31/2017	(13,528,168)
$(18,127,442)

These amounts will be available to offset any future taxable capital gains. However, $4,599,274 of this amount is subject to an annual limitation of $2,312,860 as a result of the reorganization described in Note 6.

(a)         Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and book/tax differences in the timing of the deductibility of various expenses.

(b)        The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Other shareholder information

At the May 2009 meeting, the Board of Directors approved changing the Fund’s fiscal year end from October 31st to December 31st. This change will result in a “stub period” annual report being produced for the two-month period ending December 31, 2009.

30	Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Debt Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund Inc. as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Fund Inc. as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2009

Western Asset Emerging Markets Debt Fund Inc. 2009 Annual Report	31

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

32	Western Asset Emerging Markets Debt Fund Inc.

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003); The Council on Foreign Relations; formerly, President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

Western Asset Emerging Markets Debt Fund Inc.	33

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director, Associated Banc Corp. (banking) (since 1994) and Non-Executive Chairman of the Board (since December 1, 2009)

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

34	Western Asset Emerging Markets Debt Fund Inc.

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

INTERESTED DIRECTOR
R. JAY GERKEN, CFA[2] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	135
Other board member ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (2002-2006)

Western Asset Emerging Markets Debt Fund Inc.	35

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

36	Western Asset Emerging Markets Debt Fund Inc.

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Secretary of LMPFA (since 2006); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2010 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Debt Fund Inc.	37

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

38	Western Asset Emerging Markets Debt Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective

Western Asset Emerging Markets Debt Fund Inc.	39

Dividend reinvestment plan (unaudited) continued

immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

40	Western Asset Emerging Markets Debt Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date:	11/21/2008	12/19/2008	1/23/2009
Payable date:	11/28/2008	12/26/2008	1/30/2009
Long-term capital gain dividend	$0.018000	$0.018000	$0.017900

Record date:	2/20/2009	3/20/2009	4/17/2009
Payable date:	2/27/2009	3/27/2009	4/24/2009
Long-term capital gain dividend	$0.017900	$0.017900	$0.003200

Please retain this information for your records.

Western Asset Emerging Markets Debt Fund Inc.	41

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Western Asset Emerging Markets Debt Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Western Asset Management Company Pte. Ltd.
Jeswald W. Salacuse
Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston Massachusetts 02111

Kaprel Ozsolak	Transfer agent
Chief Financial Officer and Treasurer	American Stock Transfer & Trust Company
59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer
Independent registered public accounting firm
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154
Thomas C. Mandia
Assistant Secretary	Legal counsel
Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017

Albert Laskaj	New York Stock Exchange Symbol
Controller	ESD

Western Asset Emerging Markets Debt Fund Inc.
55 Water Street
New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS0020 12/09 SR09-980

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,100 in 2008 and $59,000 in 2009.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $13,085 in 2008 and $10,812 in 2009.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Debt Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2008 and $3,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Emerging Markets Debt Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Debt Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Debt Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Debt Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Debt Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Emerging Markets Debt Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Emerging Markets Debt Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech ‡	110 registered investment companies with $187.8 billion in total assets under management	231 Other pooled investment vehicles with $111.4 billion in assets under management*	853 Other accounts with $203.7 on in total assets under management**

Stephen A. Walsh ‡	110 registered investment companies with $187.8 billion in total assets under management	231 Other pooled investment vehicles with $111.4 billion in assets under management*	853 Other accounts with $203.7 billion in total assets under management**

Keith J. Gardner ‡	4 registered investment companies with $0.6 billion in total assets under management	7 Other pooled investment vehicles with $0.6 billion in assets under management***	0 Other accounts with $0 billion in total assets under management

Michael C. Buchanan ‡	17 registered investment Companies with $9.6 billion in total assets Under management	8 Other pooled investment vehicles with $4.0 billion in assets under management	14 Other accounts with $2.0 billion in total assets under management

Matthew Duda ‡	0 registered investment Companies with $0 billion in total assets Under management	1 Other pooled investment vehicles with $6.7 million in assets under management	10 Other accounts with $0.4 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 97 accounts managed, totaling $25.0 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling less than $1 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Michael C. Duda	A

Dollar Range ownership is as follows:

A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date:	December 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date:	December 31, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date:	December 31, 2009